UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                           0-22624               05-0473908
       Delaware                           1-11432               05-0475617
       Delaware                           1-11436               22-3182164
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(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                               19061
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On September 22, 2005, Foamex L.P. entered into debtor-in-possession (DIP) credit agreements and pledge and security agreements with syndicates of lenders, with Bank of America, N.A. and Silver Point Finance, LLC serving as Administrative Agents for the respective credit facilities. Initial proceeds of the credit facilities were used to repay outstanding amounts under prepetition credit agreements and to make available under the Bank of America, N.A. agented facility a debtor-in-possession revolving line of credit for loans and letters of credit.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits

(c)      Exhibits

4.15.10 Debtor-in-Possession Credit Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.15.11 Debtor-in-Possession Pledge and Security Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.16.10 Debtor-in-Possession Credit Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.

4.16.11 Debtor-in-Possession Pledge and Security Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2005

                        FOAMEX INTERNATIONAL INC.


                        By:      /s/ K. Douglas Ralph
                                 ---------------------------------
                        Name:    K. Douglas Ralph
                        Title:   Executive Vice President and
                                 Chief Financial Officer


                        FOAMEX L.P.
                        By:      FMXI, INC.,
                                 its Managing General Partner

                        By:      /s/ K. Douglas Ralph
                                 ---------------------------------
                        Name:    K. Douglas Ralph
                        Title:   Executive Vice President and
                                 Chief Financial Officer


                        FOAMEX CAPITAL CORPORATION

                        By:      /s/ K. Douglas Ralph
                                 ---------------------------------
                        Name:    K. Douglas Ralph
                        Title:   Executive Vice President and
                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number              Description


4.15.10 Debtor-in-Possession Credit Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.15.11 Debtor-in-Possession Pledge and Security Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.16.10 Debtor-in-Possession Credit Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.

4.16.11 Debtor-in-Possession Pledge and Security Agreement, dated as of September 22, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.